UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2017

MB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55341	47-1696350
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

1920 Rock Spring Road, Forest Hill, Maryland	21050
(Address of principal executive offices)	(Zip Code)

(410) 420-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)          On March 15, 2017, MB Bancorp, Inc. (the “Company”) notified Dixon Hughes Goodman LLP ("DHG”), the independent auditors for the Company, that based on the recommendation of the Audit Committee of the Board of the Directors, DHG will be dismissed effective following DHG’s completion of its audit of the Company’s financial statements for the year ended December 31, 2016 (the “2016 Financial Statements”).

DHG was engaged to serve as the Company's independent registered public accounting firm effective June 1, 2016 following the resignation of Stegman & Company (“Stegman”) effective June 1, 2016 after substantially all directors and employees of Stegman joined DHG. The audit reports of Stegman on the consolidated financial statements of the Company for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2015 and 2014, and through the subsequent interim period preceding March 15, 2017, there were: (1) no disagreements between the Company and either Stegman or DHG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of either Stegman or DHG would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Stegman and DHG with a copy of the disclosures in this Form 8-K and has requested that each of Stegman and DHG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01. A copy of the Stegman letter dated March 20, 2017 is filed as Exhibit 16.1 to this Form 8-K. A copy of the DHG letter dated March 20, 2017 is filed as Exhibit 16.2 to this Form 8-K. Following DHG’s completion of its audit of the 2016 Financial Statements, the Company intends to file an amendment to this Form 8-K (the “Form 8-K/A”) to provide disclosure required by this Item 4.01 with respect to the 2016 Financial Statements. The Company will provide DHG with a copy of the disclosures in the Form 8-K/A and will request that DHG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in Item 4.01 to the Form 8-K/A.

(b)          On March 15, 2017, based on the recommendation of the Audit Committee of the Board of Directors and effective following DHG’s completion of its audit the 2016 Financial Statements, the Company advised DHG and TGM Group LLC (“TGM”) that TGM will be engaged as the Company’s independent registered public accounting firm. During the Company’s fiscal years ended December 31, 2015 and 2014 and the subsequent interim periods preceding March 15, 2017, the Company did not consult with TGM regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and TGM did not provide any written report or oral advice that TGM concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement with

DHG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Shell Company Transactions: Not Applicable

(d)	Exhibits

Number	Description

16.1	Letter of Stegman & Company

16.2	Letter of Dixon Hughes Goodman LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MB BANCORP, INC.

Date: March 20, 2017	By:	/s/ Phil Phillips
Phil Phillips
President and Chief Executive Officer